Ex 99.29

JACKSON FINANCIAL INC.

Restricted Securities/Affiliates List

Effective April 1, 20251

Restricted Securities

COMPANY
Jackson Financial Inc.
Jackson National Life Global Funding

Minority Interest Holders

Company	Country of Organization	Control/Ownership
The Vanguard Group	United States (Pennsylvania)	13.41% Minority Interest held in Jackson Financial Inc. [2]
BlackRock, Inc.	United States (Delaware)	9.8% Minority Interest held in Jackson Financial Inc. [3]
BlackRock Life Limited	United Kingdom	<5% Minority Interest held in Jackson Financial Inc. [3]
Aperio Group, LLC	California	<5% Minority Interest held in Jackson Financial Inc. [3]
BlackRock Advisors, LLC	Delaware	<5% Minority Interest held in Jackson Financial Inc. [3]
BlackRock (Netherlands) B.V.	Netherlands	<5% Minority Interest held in Jackson Financial Inc. [3]
BlackRock Institutional Trust Company, National Association	California	<5% Minority Interest held in Jackson Financial Inc. [3]
BlackRock Asset Management Ireland Limited	Ireland	<5% Minority Interest held in Jackson Financial Inc. [3]
BlackRock Financial Management, Inc.	Delaware	<5% Minority Interest held in Jackson Financial Inc. [3]
BlackRock Asset Management Schweiz AG	Switzerland	<5% Minority Interest held in Jackson Financial Inc. [3]
BlackRock Investment Management, LLC	Delaware	<5% Minority Interest held in Jackson Financial Inc. [3]
BlackRock Investment Management (UK) Limited	United Kingdom	<5% Minority Interest held in Jackson Financial Inc. [3]
BlackRock Asset Management Canada Limited	Canada	<5% Minority Interest held in Jackson Financial Inc. [3]
BlackRock (Luxembourg) S.A.	Luxembourg	<5% Minority Interest held in Jackson Financial Inc. [3]
BlackRock Investment Management (Australia) Limited	Australia	<5% Minority Interest held in Jackson Financial Inc. [3]
BlackRock Fund Advisors	California	5% or more Minority Interest held in Jackson Financial Inc. [3]
BlackRock Fund Managers Ltd	United Kingdom	<5% Minority Interest held in Jackson Financial Inc. [3]
First Trust Portfolios L.P.	Illinois	5.52% Minority Interest held in Jackson Financial Inc. [4]
First Trust Advisors L.P.	Illinois	5.52% Minority Interest held in Jackson Financial Inc. [4]
The Charger Corporation	Illinois	5.52% Minority Interest held in Jackson Financial Inc. [4]
Dimensional Fund Advisors LP	Delaware	5.3% Minority Interest held in Jackson Financial Inc. [5]

1 Information as of April 1, 2025, except where otherwise indicated, based on information contained in public filings on EDGAR. To the extent entities have not amended their beneficial ownership filings on EDGAR, actual percentages may differ.

2. Percentage held as of February 13, 2024, as reported on SC 13G/A (Amendment No. 3) filed by The Vanguard Group on EDGAR, subject to change. For a more detailed description, please see Jackson Financial Inc.’s Proxy Statement filed on EDGAR on April 9, 2024.

3. Percentage held as of March 7, 2024, as reported on SC 13G/A (Amendment No. 2) filed by BlackRock, Inc. on EDGAR, subject to change. For a more detailed description, please see Jackson Financial Inc.’s Proxy Statement filed on EDGAR on April 9, 2024.

4. Percentage held as of July 25, 2024, as reported on SC 13G jointly filed by First Trust Portfolios L.P., First Trust Advisors L.P., and The Charger Corporation on EDGAR, subject to change.

5. Percentage held as of February 9, 2024, as reported on SC 13G filed by Dimensional Fund Advisors LP on EDGAR, subject to change. For a more detailed description, please see Jackson Financial Inc.’s Proxy Statement filed on EDGAR on April 9, 2024.

As of April 1, 2025 updated by: Jackson Legal, Office of the Corporate Secretary

Affiliates

Company	State / Country of Organization	Control/Ownership Publicly Traded indicated in red Broker/Dealer indicated in green
Allied Life Brokerage Agency, Inc.	Iowa	100% Jackson National Life Insurance Company
Brier Capital LLC	Michigan	100% Brooke Life Insurance Company
Brooke Life Insurance Company	Michigan	100% Jackson Holdings LLC
Brooke Life Reinsurance Company	Michigan	100% Brooke Life Insurance Company
Hermitage Management, LLC	Michigan	100% Jackson National Life Insurance Company
Jackson Finance LLC	Michigan	100% Jackson Financial Inc.
Jackson Holdings LLC	Delaware	100% Jackson Financial Inc.
Jackson National Asset Management, LLC	Michigan	100% Jackson National Life Insurance Company
Jackson National Life Distributors LLC	Delaware	Broker/Dealer / Identifiers: CRD#: 40178; SEC#: 8-48984 100% Jackson National Life Insurance Company
Jackson National Life Insurance Agency, LLC	Illinois	100% Jackson National Life Distributors LLC
Jackson National Life Insurance Company	Michigan	100% Brooke Life Insurance Company
Jackson National Life Insurance Company of New York	New York	100% Jackson National Life Insurance Company
Mission Plans of America, Inc.	Texas	100% Jackson National Life Insurance Company
National Planning Holdings LLC	Delaware	100% Jackson National Life Insurance Company
PGDS (US One) LLC	Delaware	100% Jackson National Life Insurance Company
PPM America Capital Partners III, LLC	Delaware	60.50% PPM America, Inc.
PPM America Capital Partners IV, LLC	Delaware	34.50% PPM America, Inc.
PPM America Capital Partners V, LLC	Delaware	34% PPM America, Inc.

As of April 1, 2025 updated by: Jackson Legal, Office of the Corporate Secretary

PPM America Capital Partners VI, LLC	Delaware	32% PPM America, Inc.
PPM America Capital Partners VII, LLC	Delaware	15.18% PPM America, Inc.
PPM America Capital Partners VIII, LLC	Delaware	50.01% PPM America, Inc.
PPM America Capital Partners IX, LLC	Delaware	35% PPM America, Inc.
PPM Pomona Capital Partners, LLC	Delaware	45% PPM America, Inc.
PPM America, Inc.	Delaware	100% PPM Holdings, Inc.
PPM Holdings, Inc.	Delaware	100% Jackson Holdings LLC
PPM Loan Management Company 2, LLC	Delaware	Management and Originator Series: 100% PPM America, Inc. Any Retention Series: 100% Jackson National Life Insurance Company or 100% Jackson Financial Inc.
REALIC of Jacksonville Plans, Inc.	Texas	100% Jackson National Life Insurance Company
ROP, Inc.	Delaware	100% Jackson National Life Insurance Company
Squire Reassurance Company II, Inc.	Michigan	100% Jackson National Life Insurance Company
VFL International Life Company SPC, Ltd.	Cayman Islands	100% Jackson National Life Insurance Company

PPM’s Investment Products and related Entities where ultimate JFI ownership is greater than 5%[6]	State / Country of Organization
AA GP Solutions Fund, L.P.	Delaware
AA MMF 1 Holdco L.P.	Delaware
AA WH Holdco, L.P.	Delaware
AG Essential Housing Fund II, L.P.	Delaware
AHVF II (AIV II) LP	Delaware
AIOF II VANIR AIV (MF), L.P.	Delaware
AOP Finance Partners, L.P.	Delaware
B2B Solutions, LLC	Delaware
Centre Capital Non-Qualified Investors V AIV-ELS LP	Delaware
Centre Capital Non-Qualified Investors V LP	Delaware
CEP IV-A CWV AIV Limited Partnership	Ontario
CEP IV-A Davenport AIV LP	Ontario
CEP IV-A NMR AIV Limited Partnership	Ontario
Clairvest Equity Partners IV-A Limited Partnership	Ontario

As of April 1, 2025 updated by: Jackson Legal, Office of the Corporate Secretary

GCI Holding Corporation	Delaware
Island NYC Recovery Fund I, L.P.	Delaware
Haveli VC Gaming Fund I, LP	Delaware
Leeds Learnosity Co-Invest, L.P.	Delaware
LM Spartan Co-Invest, LP	Delaware
Motive Capital Fund II-A, L.P.	Delaware
NewSpring Growth Capital III, L.P.	Delaware
NNN AGP Opportunities Fund, L.P.	Delaware
NNN AGP Opportunities Fund II, L.P.	Delaware
NNN AGP Opportunities Fund III, L.P.	Delaware
NOVA Infrastructure Fund I L.P.	Delaware
NOVA Infrastructure Holdings L.P.	Delaware
NSG III S2S Unblocked L.P.	Delaware
NSG V Unblocked AIV L.P.	Delaware
Old Hickory Fund I, LLC	Delaware
PP Napa Holdings, LLC	Delaware
PPM America Private Equity Fund VIII-A LP	Delaware
PPM America Private Equity Aggregator Fund IX LP	Delaware
PPM America Private Equity Fund IX LP	Delaware
PPM CLO 2018-1 Ltd.	Cayman Islands
PPM CLO 2018-1, LLC	Delaware
PPM CLO 2 Ltd.	Cayman Islands
PPM CLO 2, LLC	Delaware
PPM CLO 3 Ltd.	Cayman Islands
PPM CLO 3, LLC	Delaware
PPM CLO 4 Ltd.	Cayman Islands
PPM CLO 4, LLC	Delaware
PPM CLO 5 Ltd.	Cayman Islands
PPM CLO 5, LLC	Delaware
PPM CLO 6-R Ltd.	Jersey
PPM CLO 6, LLC	Delaware

As of April 1, 2025 updated by: Jackson Legal, Office of the Corporate Secretary

PPM CLO 7, LLC	Delaware
PPM CLO 7 Ltd.	Jersey
PPM CLO 8, LLC	Delaware
PPM CLO 8 Ltd.	Cayman Islands
Pretium Olympus JV, L.P.	Delaware
SFR Delos Partners, L.P.	Delaware
THMI, Inc.	Delaware
AA Tundra Investor, L.P.	Delaware
Calera XXIV, LLC	Delaware
Carlyle Infrastructure Credit Fund Note Issuer, L.P	Delaware
CEP V-A CS AIV Limited Partnership	Delaware
CEP V-A DMS AIV LP	Delaware
CEP V-A DR AIV Limited Partnership	Delaware
CEP V-A WBLI AIV LP	Delaware
CEP VI-A AEP AIV Limited Partnership	Ontario
CEP VI-A NH GAMING AIV LIMITED PARTNERSHIP	Ontario
CEP VI-A SW AIV LP	Ontario
Chartwell Investments II, LP	Delaware
CIABB Holdings, LLC	Delaware
Clairvest Equity Partners VI-A	Canada
Family Bakery Holdings, LLC	Delaware
FH VH Co-Invest Aggregator, LP	Delaware
LM Carpenter Co-Invest I LP	Delaware
Lovell Minnick Equity Partners III, L.P.	Delaware
Tailwind Co-Invest I LP	Delaware
PT Co-Investor Holdings, L.P.	Delaware
Novacap TMT VI Co-Investment (Cadenza), L.P.	Quebec
Seidler Equity Partners IV, L.P.	Delaware
Seidler Equity Partners VII LP	Delaware
SEP VII RB Holdings, L.P.	Delaware
MidOcean Partners QT Co-Invest, L.P.	Delaware
WPP Fairway Aggregator A, L.P.	Delaware

6. Based on most recently available information.

As of April 1, 2025 updated by: Jackson Legal, Office of the Corporate Secretary

Open-End Management Investment Companies Registered with the U.S. Securities and Exchange Commission, in accord with the provisions of the 1940 Act
JNL Investors Series Trust
JNL Series Trust

Closed-End Management Investment Companies Registered with the U.S. Securities and Exchange Commission, in accord with the provisions of the 1940 Act
Jackson Credit Opportunities Fund
Jackson Real Assets Fund

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As of April 1, 2025 updated by: Jackson Legal, Office of the Corporate Secretary